                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc. d/b/a Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of January, 2000.

                                            /s/ Richard D. Irwin
                                           ----------------------------------
                                           Richard D. Irwin
                                           Director

STATE OF CONNECTICUT       )
                           )  SS:
COUNTY OF  Fairfield       )
          -----------

         On the 10th day of February, 2000, personally appeared before me Richard D. Irwin, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 10th day of January, 2000.

                                              /s/ Barbara F. Sage
                                            ---------------------------------
                                            Notary Public

                                             My Commission Exp. July 31, 2003

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc. d/b/a Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 2000.

                                                /s/ John M. Zrno
                                               ----------------------------
                                               John Zrno
                                               Director

STATE OF TEXAS             )
                           )  SS:
COUNTY OF TRAVIS           )

         On the 10th day of February, 2000, personally appeared before me John Zrno, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 10th day of February, 2000.

                                                /s/ Marie E. Casar
                                               --------------------------
                                               Notary Public

                                                       [SEAL]

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc. d/b/a Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26 day of January, 2000.

                                            /s/ J. Taylor Crandall
                                           ------------------------------
                                           J. Taylor Crandall
                                           Director

STATE OF CALIFORNIA        )
                           )  SS:                     [SEAL]
COUNTY OF  SAN MATEO       )
          ------------

         On the 26 day of January, 2000, personally appeared before me J. Taylor Crandall, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 26 day of January, 2000.


                                            /s/ Tonia Baker
                                           --------------------------------
                                           Notary Public

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc. d/b/a Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 2000.

                                         /s/ David B. Sharrock
                                        ----------------------------------
                                        David B. Sharrock
                                        Director


STATE OF TEXAS             )
                           )  SS:
COUNTY OF TRAVIS           )

         On the 10th day of February, 2000, personally appeared before me David
B. Sharrock, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 10th day of February, 2000.


                                         /s/ Marie E. Casar
                                        --------------------------------
                                        Notary Public

                                                    [SEAL]

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc. d/b/a Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, her attorneys for her and in her name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 2000.


                                           /s/ Mary D. Nelson
                                          -------------------------------------
                                          Mary D. Nelson
                                          Director

STATE OF TEXAS             )
                           )  SS:
COUNTY OF TRAVIS           )

         On the 10th day of February, 2000, personally appeared before me Mary
D. Nelson, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 10th day of February, 2000.


                                          /s/ Marie E. Casar
                                         --------------------------------
                                         Notary Public

                                                     [SEAL]

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc. d/b/a Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 2000.


                                            /s/ John T. LaMacchia
                                          ---------------------------------
                                          John T. LaMacchia
                                          Director

STATE OF TEXAS             )
                           )  SS:
COUNTY OF TRAVIS           )

         On the 10th day of February, 2000, personally appeared before me John
T. LaMacchia, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 10th day of February, 2000.

                                            /s/ Marie E. Casar
                                          --------------------------------
                                          Notary Public

                                                     [SEAL]

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc. d/b/a Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 2000.

                                             /s/ Daniel J. Meyer
                                           --------------------------------
                                           Daniel J. Meyer
                                           Director

STATE OF TEXAS             )
                           )  SS:
COUNTY OF TRAVIS           )

         On the 10th day of February, 2000, personally appeared before me Daniel
J. Meyer, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 10th day of February, 2000.

                                             /s/ Marie E. Casar
                                           --------------------------------
                                           Notary Public

                                                       [SEAL]

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc. d/b/a Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, her attorneys for her and in her name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 10th day of February, 2000.


                                            /s/ Karen M. Hoguet
                                           -------------------------------
                                           Karen M. Hoguet
                                           Director

STATE OF TEXAS             )
                           )  SS:
COUNTY OF TRAVIS           )

         On the 10th day of February, 2000, personally appeared before me Karen
M. Hoguet, to me known and known to me to be the person described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 10th day of February, 2000.

                                            /s/ Marie E. Casar
                                           --------------------------------
                                           Notary Public

                                                     [SEAL]

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc. d/b/a Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 2000.

                                          /s/ William A. Friedlander
                                         ---------------------------------
                                         William A. Friedlander
                                         Director

STATE OF TEXAS             )
                           )  SS:
COUNTY OF TRAVIS           )

         On the 10th day of February, 2000, personally appeared before me William A. Friedlander, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 10th day of February, 2000.


                                          /s/ Marie E. Casar
                                         --------------------------------
                                         Notary Public

                                                    [SEAL]

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc. d/b/a Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

         WHEREAS, the undersigned is an officer and a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 2000.

                                           /s/ Richard G. Ellenberger
                                          ----------------------------------
                                          Richard G. Ellenberger
                                          Officer and Director

STATE OF TEXAS             )
                           )  SS:
COUNTY OF TRAVIS           )

         On the 10th day of February, 2000, personally appeared before me Richard G. Ellenberger, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 10th day of February, 2000.


                                            /s/ Marie E. Casar
                                          --------------------------------
                                          Notary Public

                                                  [SEAL]

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc. d/b/a Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 2000.

                                             /s/ Phillip R. Cox
                                            -------------------------------
                                            Phillip R. Cox
                                            Director

STATE OF TEXAS             )
                           )  SS:
COUNTY OF TRAVIS           )

         On the 10th day of February, 2000, personally appeared before me Phillip R. Cox, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 10th day of February, 2000.


                                              /s/ Marie E. Casar
                                            --------------------------------
                                            Notary Public

                                                        [SEAL]

                                POWER OF ATTORNEY

         WHEREAS, Cincinnati Bell Inc. d/b/a Broadwing Inc., an Ohio corporation (hereinafter referred to as the "Company"), proposes shortly to file with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, an annual report on Form 10-K for the year ended December 31, 1999; and

         WHEREAS, the undersigned is a director of the Company;

         NOW, THEREFORE, the undersigned hereby constitutes and appoints, Richard G. Ellenberger, Kevin W. Mooney and Thomas E. Taylor, and each of them singly, his attorneys for him and in his name, place and stead, and in his office and capacity in the Company, to execute and file such annual report on Form 10-K, and thereafter to execute and file any amendments or supplements thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of February, 2000.


                                       /s/ James D. Kiggen
                                      ---------------------------------
                                      James D. Kiggen
                                      Chairman of the Board of Directors

STATE OF TEXAS             )
                           )  SS:
COUNTY OF TRAVIS           )

         On the 10th day of February, 2000, personally appeared before me James
D. Kiggen, to me known and known to me to be the person described in and who executed the foregoing instrument, and he duly acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         Witness my hand and official seal this 10th day of February, 2000.

                                       /s/ Marie E. Casar
                                      --------------------------------
                                      Notary Public

                                                 [SEAL]